UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT
                             ---------------------

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 10, 2004

                             Wynn Resorts, Limited
            (Exact Name of Registrant as Specified in its Charter)

             Nevada                    000-50028                 46-0484987
 (State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

       3131 Las Vegas Boulevard South
             Las Vegas, Nevada                                         89109
  (Address of Principal Executive Offices)                          (Zip Code)

                                (702) 770-7555
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On December 10, 2004, the Registrant and Deutsche Bank Securities Inc., the underwriter of the Registrant's previously announced offering of common stock which closed on November 15, 2004, consummated the sale of an additional 1,125,000 shares of the Registrant's common stock pursuant to an option to cover over-allotments. The net proceeds of the sale to the Registrant were approximately $68 million. Deutsche Bank Securities Inc. exercised the over-allotment option in full on December 7, 2004. The Registrant's press release, dated December 7, 2004, relating to the exercise of the over-allotment option is filed herewith as Exhibit 99.1 and incorporated herein by reference.

As previously disclosed, the Registrant's subsidiary, Wynn Las Vegas, LLC, has offered to purchase any and all outstanding 12.0% Second Mortgage Notes due 2010 (the "Notes") issued by Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. (together, the "Issuers"). Upon expiration of the offer, on December 14, 2004, the Issuers intend to call for redemption any Notes that remain outstanding. The redemption will occur on November 1, 2006, the earliest possible date provided for in the indenture governing the Notes, at a price of 112% of the principal amount of the Notes, together with accrued and unpaid interest to the redemption date. Also on December 14, 2004, the Issuers intend to effect a satisfaction and discharge of the indenture and collateral documents related to the Notes.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits:

         Exhibit
         Number        Description
         -------       -----------

           99.1        Press Release, dated December 7, 2004, of Wynn Resorts,
                       Limited.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 13, 2004

                                                Wynn Resorts, Limited


                                                By: /s/ John Strzemp
                                                    ----------------------------
                                                    John Strzemp
                                                    Executive Vice President and
                                                    Chief Financial Officer